SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           May 14, 1999
                                                  ------------------------------


                                 Room Plus, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        New York                      1-14478               11-2622051
--------------------------------------------------------------------------------
 (State or Other Jurisdiction       (Commission           (IRS Employer
        of Incorporation)           File Number)          Identification No.)



  91 Michigan Avenue, Paterson, New Jersey                        07503
--------------------------------------------------------------------------------
        (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code       (973) 523-4600
                                                   -----------------------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events

           Effective May 14, 1999, the securities of the Registrant were delisted from the Nasdaq SmallCap Market. The Nasdaq Listing Qualifications Staff (the "Staff") decided to delist such securities because it determined that the Registrant failed to meet the net tangible assets, bid price and bankruptcy requirements as stated in the Nasdaq Marketplace Rules 4310(c)(02), 4310(c)(04) and 4330(a).

           The Registrant does not plan to appeal the decision of the Staff at this time because it is currently unable to meet the financial qualifications for continued listing.


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ROOM PLUS, INC.


                                   By: /s/ Jay H. Goldberg
                                      -----------------------------------------
                                      Name:  Jay H. Goldberg
                                      Title: Chief Financial Officer



Dated: May 26, 1999